           SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549
                 ----------------------

                       FORM 8-K
                    CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


              Date of Report (Date of earliest
              Event reported):  November 18, 1997
                                ----------------

              Fruehauf Trailer Corporation
          ----------------------------------
  (Exact name ofregistrant as specified in its charter)

 Delaware                 1-10772               38-2863240
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(State or other         (Commission           (I.R.S. Employer
jurisdiction of         File Number)          Identification No.)
incorporation)

   1111 Bayside Drive, Suite 160, Corona Del Mar, CA 92625
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 (Address of principal executive offices)       (Zip code)


Registrant's telephone number, including area code: (714)644-9665
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                 Exhibit index appears on page 4

Item 5.  Other Events.
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    Fruehauf Trailer Corporation, a Delaware corporation (the "Corporation"), and certain of its subsidiaries filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case Number 96-1563 (PJW), on October 7, 1996. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee for the District of Delaware pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases. In connection therewith, and as previously disclosed by the Corporation in its press release dated March 31, 1997 (filed under Form 8-K on April 14, 1997), attached hereto as Exhibit 99 is the Monthly Operating Report of the Corporation for the month ending October 1997, filed with the Bankruptcy Court on November 18, 1997.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits
         -----------------------------------------

         ( c ) Exhibits.

               99.1 Monthly Operating Report of the Corporation for the month of October 1997.

                      SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRUEHAUF TRAILER CORPORATION

Date:  November 188, 1997          By: /s/ James Wong
       ------------------            -------------------
                                     James Wong
                                     Chief Financial Officer
                                     (Duly Authorized Officer)

                         EXHIBIT INDEX
                         -------------

                                                    Pagination by
                                                     Sequential
                                                      Numbering
Exhibit         Description of Exhibit                 System
--------        ----------------------              ------------

99.1            Monthly Operating Report                  5
                of the Corporation for
                October 1997